Investor Day 2026 Where Diversification Meets Innovation MAY 12, 2026

2 Forward-Looking Statements and Non-GAAP Financials This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance, dividends and future plans and strategies, including our statements on the slide entitled "Management Outlook." The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company's subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally and any related impact on depositor behavior; risks related to the sufficiency of liquidity; changes in international trade policies, tariffs and treaties affecting imports and exports, trade disputes, barriers to trade or the emergence of other trade restrictions, and their related impacts on macroeconomic conditions and customer behavior; the potential adverse effects of unusual and infrequently occurring events and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine, Iran, and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; increased foreclosures and ownership of real property; changes in management’s estimate of the adequacy of the allowance for credit losses; technological risks and developments and cyber threats, attacks or events; emerging external focus among regulators and other officials related to risks in connection with the development and use of artificial intelligence; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; the outcome of legal proceedings regarding the Cantor Group V loan and the Leucadia Asset Management LLC loan, the amount of funds and/or collateral that may be available for the repayment of such loans, and any adverse economic or other events impacting the collateral, borrower or guarantors with respect to such loans; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise, except to the extent required by federal securities laws. In light of these risks, uncertainties and assumptions, the forward-looking events in this presentation might not occur, and you should not put undue reliance on any forward-looking statements. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press releases announcing earnings as of and for the quarters ended December 31, 2025, and March 31, 2026, respectively. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Executives in Attendance

Executive Leadership Team



Ken Vecchione
President & Chief Executive Officer



Dale Gibbons
Vice Chairman & Chief Banking Officer



Tim Bruckner
Chief Banking Officer



Vishal Idnani
Chief Financial Officer



Josh Adler
CEO, AmeriHome



Emily Nachlas
Chief Risk Officer



Lynne Herndon
Chief Credit Officer



Jessica Jarvi
Chief Legal Officer



Barbara Kennedy
Chief Human Resource Officer



Tim Boothe
Chief Administration Officer

Senior Executives in Attendance



David Bernard
Specialized Mortgage Services



Francesca Castagnola
Juris Banking



Brent Edgecumbe
Lender Finance



David Fragale
Digital Asset Group



Craig Huntington
HOA Banking



Heather Kelly
Business Escrow Services



Bob LaMantia
Specialty Deposits



Mike Lederman
Innovation Banking



Jocelyn Lynch
Corporate Trust



John Radwanski
Treasurer



Sonny Sonnenstein
Chief Information Officer



Nick Wanat
Chief Audit Executive

Western Alliance Bancorporation®

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4 Board of Directors * Retiring in June 2026 Experienced Board delivering sound strategic guidance to support long-term value creation Bruce Beach Chairman Mary Chris Jammet Dr. Michael Papay Juan R. Figuereo Chair, Audit Marianne Boyd Johnson Bryan K. Segedi Christopher A. Halmy Chair, Finance & Investment Anthony Meola Ken Vecchione President & CEO Greta Guggenheim Robert P. Latta Chair, Compensation Clarke Starnes III Howard N. Gould* Chair, Risk Mary Tuuk Kuras* Donald D. Snyder Chair, Governance

Investor Day Agenda

8:30 AM	**Company & Strategy Overview**	Ken Vecchione
9:00 AM	**Deposit Initiatives** • *Spotlight: HOA Banking (Craig Lee Huntington)*	Dale Gibbons
9:20 AM	**Q&A**	
9:30 AM	BREAK	
9:40 AM	**Commercial Banking** • *Spotlight: Innovation Banking (Mike Lederman)*	Tim Bruckner
10:00 AM	**Lender Finance & Corporate Trust**	Brent Edgecumbe & Jocelyn Lynch
10:20 AM	**Mortgage Banking** • *Spotlight: AmeriHome (Josh Adler)*	David Bernard
10:40 AM	**Q&A**	
10:50 AM	BREAK	
11:00 AM	**Risk Management & Credit**	Emily Nachlas & Lynne Herndon
11:20 AM	**Technology**	Sonny Sonnenstein
11:35 AM	**Financial Outlook**	Vishal Idnani
12:05 PM	BREAK	
12:15 PM	**Q&A**	
12:45 PM	**Luncheon with the Executive Team**	

Western Alliance Bancorporation®
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6 Company & Strategy Overview Ken Vecchione President & Chief Executive Officer

7 Western Alliance is a premier national commercial bank with durable earnings and superior growth Loans (HFI)$59Bn 50.2% 2025 Adjusted Efficiency Ratio2 Disciplined Growth and Efficiency 2025 Growth Loans (HFI)9.3% Total Assets$99Bn 75% Commercial Loans / Loans (HFI) 50 States with Commercial Relationships Scaled National Commercial Bank1 ROATCE215.3% ROAA1.12% 23.1% EPS Growth Industry Leading Profitability Metrics Loan (HFI)-to- Deposit Ratio71% Total Capital$9BnDeposits$83Bn Fortified Balance Sheet and Liquidity Note: Balance sheet data as of March 31, 2026; profitability and efficiency data for FY 2025; adjusted efficiency ratio reflects removal of deposit fees 1. AZ state-chartered bank, member Federal Reserve Bank of San Francisco 2. Reflects non-GAAP financial measure; the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025

8 $99Bn1 Built through disciplined, primarily organic growth 1994 Founded as Bank West of Nevada 2002 Acquired by WAL investors to expand regionally < $1Bn 2005 IPO 2021 AmeriHome acquisition $50Bn Nevada Community Bank 1994 – 2002 Regional Bank 2003 – 2009 Regional Bank with National Reach 2010 – 2017 Premier National Commercial Bank 2018 onwards 2026 2022 Digital Disbursements acquisition $25Bn 2019 2015 Bridge Bank acquisition 2016 Hotel Finance acquisition 2014 $10Bn 2010 $5Bn Homeowners Assoc. Banking launched 2009 Specialized Mortgage Services launched $1.3Bn Assets $2.0Bn Assets $1.2Bn Purchase Price Expected to Exceed $100Bn in 2026 1. Asset data as of March 31, 2026

9 $4,900 $3,496 $2,778 $2,206 $701 $603 $549 $297 $285 $236 $228 $215 $189 $161 $123 $99 $88 $87 $86 $84 Assets ($Bn) Scaled with purpose, 16th largest publicly traded U.S. Commercial Bank by Assets Note: Data as of March 31, 2026. Represents publicly traded, U.S. headquartered commercial banks excluding trust banks (Bank of New York Mellon, State Street), investment banks (Goldman Sachs, Morgan Stanley), and specialty banks (Capital One, Synchrony, Ally) 1. Webster Financial Corp. announced sale to Banco Santander, S.A. on February 3, 2026 1

10 31% 25%7% 8% 14% 15% Diversified, relationship-driven model supports stability and growth 24% 16% 60% Deposit Mix Loan (HFI) Mix Commercial Banking Community, Specialty, CRE 37% Deposit Initiatives - Specialty Escrow1 (15%) - HOA (14%) - Consumer Digital (8%) Commercial Banking Mortgage Banking $82.7Bn $59.1Bn Note: Data as of March 31, 2026. Percentages may differ due to rounding 1. Specialty Escrow includes: Business Escrow Services, Corporate Trust, Juris Banking, and others 2. Commercial Loans include Commercial Banking and Mortgage Banking 75% Commercial Loans2 Residential Mortgages 1 – 4 Family Mortgage Banking Warehouse, MSROther

11 National franchise with broad client reach 1. Dots represent town or city location of our commercial clients 2. Data as of March 31, 2026 3. West (PacNW/Mtn.): AK, CO, HI, ID, MT, OR, UT, WA, WY; Southeast: AL, AR, DC, DE, FL, GA, KY, LA, MS, NC, SC, TN, VA, WV; Northeast: CT, MA, MD, ME, NH, NJ, NY, PA, RI, VT; Midwest: IA, IL, IN, KS, MI, MN, MO, ND, NE, OH, SD, WI; Texas (& OK/NM): TX, OK, NM 4. Totals may not match due to rounding. Does not include consumer digital deposits or residential mortgages Commercial Relationships by Geography ($Bn)2 Region3 Loans (HFI) Deposits California $13 $18 Nevada $2 $11 Arizona $5 $9 Southeast $8 $11 Midwest $4 $11 Northeast $9 $8 Texas (& OK/NM) $3 $4 West (PacNW/Mtn.) $2 $3 Total Commercial4 $44 $76 Consumer $15 $7 Total $59 $83Commercial Client Relationships1 States w/ Commercial Branch Network States w/ Loan Production Offices

Leadership in high-value specialty markets

HOA Banking

Leading HOA Bank in the U.S.

44,000+ HOA clients nationwide

AmeriHome

#2 Correspondent Mortgage Lender

Top-tier mortgage platform — proprietary tech, national scale

Innovation Banking

Leading Bank Serving the Innovation Economy

Trusted partner to venture-backed and emerging-growth companies – team average industry experience of 25 years

CLO Trustee

#6 Largest CLO Trustee in the U.S.

Deep structured credit relationships across institutional capital markets

Hotel Franchise Finance

#4 Hotel & Lodging Lender Nationally

Cycle-tested hospitality credit with specialized underwriting

Digital Disbursements

Innovation of the Year — American Banker 2025

Anti-fraud, data-driven digital payment infrastructure

Digital Assets

24/7 Intrabank Transfer Infrastructure

Early-mover in banking digital clients

Named in Best SME Bank 2026

Global Finance

Named in America's Best Banks 2025

Forbes

Named in Top Performing Banks 2026

American Banker

Note: HOA clients per Fact Book's total count of HOAs; AmeriHome ranking per Inside Mortgage Finance for FY 2025; CLO Trustee ranking per Green Street's 2025 US CLO New Issue Trustee Rankings; Hotel Franchise Finance ranking per S&P Global Market Intelligence based on Lodging Outstanding Exposure as of Q4 2025

Western Alliance Bancorporation®

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Highly differentiated businesses where diversification meets innovation

Western Alliance Bank®

Commercial Banking Relationship & Expertise-Based

Narrow and deep client focus

- Community Banking
- Hotel Franchise
- Builder Finance
- Innovation Banking
- HOA

Emerging, expertise-driven verticals

- Specialty Escrow deposits

Specialty Commercial

- Aero. & Defense
- Ent. & Media
- Food & Agriculture
- Gaming
- Healthcare

AmeriHome mortgage
A Western Alliance Bank Company

AmeriHome Correspondent Mortgage Platform

Countercyclical earnings hedge

- Correspondent mortgage originations & servicing
- Secondary-market capabilities

Inter-connectivity across national mortgage ecosystem

- Retail relationships via MSR provide early refi market access

Western Alliance Trust Company®

Corporate Trust as a Specialized Funding Platform

Institutional capabilities beyond the core bank

- Real-time collateral visibility that provides direct oversight of cash flows

Targeted client relationships

- Compounding fee economics and high retention rates
- State-of-the-art technology platform

Western Alliance Bancorporation®

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14 Determine implementation strategy Build policies, underwriting frameworks and establish leadership and operating model Leverage technology as a key enabler by identifying and deploying solutions that support client business models Launch at controlled scale Closely monitor and refine credit quality, deposit flows, and controls Accelerate the model once proven Responsibly scale clients, balances, and profitability Business becomes a repeatable contributor to enterprise growth Compound value Identify established industry verticals with underserved growth potential Assess client needs, market gaps in alignment with Western Alliance’s risk appetite Evaluate Build Launch Scale A disciplined framework for launching and scaling durable business lines The S-curve growth engine: from idea to scaled growth

15 A market leading, deposit-rich vertical fortified by a deep and growing client base and continued innovation 2013 2025 HOA Services Deposit Growth ~$11Bn HOA Deposits Industry-leading HOA Bank in the US Sustained outperformance and growth S-curve momentum driven by new clients and wallet share Technology-driven focus powers success Technology-first model with new products and workflow integration Consistent market leading HOA services Launched in 2010 Note: Data as of December 31, 2025 Flagship deposit S-curve: HOA Banking ~$11BnDeposit CAGR

16 Disciplined S-curve deposit strategy driving scalable, durable funding Our approach 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 New lines are seasoned before scaling Focus on underserved markets High-touch, relationship-driven model Technology-driven products and services Note: Data as of December 31, 2025; CAGR calculated based on first year of reported deposits, which may not reflect actual inception date of business 1. CAGR from 2013-2025 2. CAGR from 2015-2025 3. CAGR from 2017-2025 HOA Services (2010) 25% CAGR1 Business Banking (2009) 8% CAGR1 Innovation Banking (2015) 19% CAGR2 Mortgage Banking (2009) 40% CAGR3 Juris Banking (2018) 59% CAGR Bus. Escrow Services (2019) 79% CAGR Digital Asset Banking (2022) 313% CAGR Corporate Trust (2023) 165% CAGR Consumer Digital (2023) 52% CAGR Deposit CAGR 2025

17 S-curve lending vertical demonstrates how innovation and diversification can produce scalable, capital-efficient returns 2012 2025 Resort Finance Loan Growth2 Note: Data as of December 31, 2025 1. Reflects non-GAAP financial measure; calculated as the sum of net interest income and non-interest income less expenses before adjusting for loss provisions 2. Resort Finance lending established FY 2012 $0.0 Bn $0.2 Bn $0.4 Bn $0.6 Bn $0.8 Bn $1.0 Bn $1.2 Bn $1.4 Bn $1.6 Bn $1.8 Bn $2.0 Bn $1.8Bn Loan Balance ~66% PPNR1 CAGR What we look for Few Competitors – Limited competition in the market Low-to-No Credit Losses – Minimal risk of credit losses High Operating Leverage – Ability to scale operation efficiently Pricing Stability – Consistent and predictable pricing Flagship lending S-curve: Resort Finance ~$1.8Bn

18 Disciplined S-curve lending strategy sustaining high-return performance Our approach 2016 20222015 202320192018 202420212017 20252020 New lines are seasoned before scaling Focus on underserved markets High-touch, relationship-driven model Establish deep sector expertise Note: Data as of December 31, 2025; CAGR calculated based on first year of reported loans, which may not reflect actual inception date of business Lender Finance (2012) 32% CAGR Municipal Finance (2009) 43% CAGR Mortgage Banking (2009) 52% CAGR Resort Finance (2012) 72% CAGR Innovation Banking (2015) 17% CAGR Institutional CRE (2013) 21% CAGR Hotel Franchise (2016) 15% CAGR Builder Finance (2020) 32% CAGR Specialty Commercial & Community Banking (2009) 24% CAGR Loan CAGR

19 10 12 14 16 18 20 0 10 20 30 40 Industry leading growth and returns driving long-term value creation 2025 PPNR2 YoY Growth (%) 2 0 2 5 R O A T C E 2 ( % ) Superior tangible book value2 growthTop-tier growth with strong returns1 Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Source: S&P Global Market Intelligence 1. Peers materially affected by M&A are excluded from this analysis 2. Reflects non-GAAP financial measure; the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 108% 389% 2015 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 2025 Peer Median WALPeer Median Our 10-Year TBVPS growth of 17% reinforces the credibility of executing our long-term strategy throughout cycles 17% TBVPS CAGR (Q1-16 to Q1-26) ~3.6x

20 Leading long-term Total Shareholder Return vs. peers 15-Year TSR Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Market data as of April 30, 2026. Source: S&P Global Market Intelligence. WAL’s TSR has outperformed peers’ by >3.4x over the last 15 years 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 WAL Peer Median 1,036% 301%

21 Sustained credit discipline supports durable performance Classified Loans / Loans (HFI) Note: Data as of March 31, 2026. NCO inclusive of Q1 2026 fraud-related charge-offs 1. Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence Net Charge-Offs / Average LoansCriticized Loans / Loans (HFI) 5 year 10 year 1.5% 2.6% 2.3% 4.3% 22bps 10bps 18bps 17bps Western Alliance Peer Median1

22 Engineered for growth Why we win: Differentiated client model with disciplined execution One bank, broad capability Technology-backed service Timely decision makingSpecialist, not generalist • Wide range of solutions across lending, deposits, and payments • Senior management develops deep relationships with largest clients • Digital and data capabilities enhance client experience • Focused on a defined set of high- value commercial verticals • Repeatable S-curve expansion scales new businesses with discipline • Deep expertise and client relationships that are difficult to replicate • Purpose-built platforms and teams create a durable competitive moat Built to outperform

Expectation of top quartile growth and returns

Medium-term financial guidance

Return on Average Tangible Common Equity[1]
16% – 17%

Return on Average Assets
1.20% – 1.30%

Adjusted Efficiency Ratio[1]
~48%

Six visible strategic drivers underpin our confidence

S-Curve Strategy	S-curve approach has been thoroughly tested, demonstrating consistent and reliable performance
Deposit Franchise	Scaling escrow and custodial deposits to drive diversified, low-cost funding and margin expansion
Geographic Expansion	Growing commercial banking market share in high-growth regions through expertise, footprint, and target products
Fee Income Growth	Continued focus on fees generated through commercial banking, treasury management and digital disbursement services
Mortgage Banking Flywheel	AmeriHome countercyclical model positioned to capture volume, boost margins, and sustain earnings as rates fall
Operating Leverage	Continued favorable operating leverage enabled by efficiency gains

1. Reflects non-GAAP financial measure

Western Alliance Bancorporation®
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24 Key Messages 1 Commercial banking model built to scale National platform anchored in specialized verticals drives consistent growth and top-tier returns 2 Specialty focused and product specific deposit verticals are a structural advantage Technology-enabled deposits across targeted sectors deliver durable, scalable, low-cost funding 3 Mortgage banking flywheel adds diversified earnings power AmeriHome platform enhances client acquisition, fee income, and countercyclical performance 4 Disciplined risk & credit management Prepared to cross $100Bn in 2026; specialty knowledge and expertise is a durable competitive advantage 5 Technology-enabled platform accelerates speed and efficiency Technology powers faster execution, scalable client service, and operating leverage across verticals 6 High-quality franchise with compelling valuation Fortified balance sheet, strong earnings momentum, peer leading PPNR and TBV growth, with clear path to 16% - 17% ROATCE 7 Experienced leadership team Seasoned and tested management team with a proven track record, demonstrated resilience, and expertise across economic cycles

25 Deposit Initiatives Dale Gibbons Vice Chairman & Chief Banking Officer

26 Key Messages Purpose-built technology and digital integrations enable client business growth Scalable infrastructure enables business expansion without proportional cost growth Disciplined execution across deposit verticals drive a repeatable growth model Embedded client relationships and value-added services drive stickier deposits

27 Deposit Initiatives represent the largest growth driver of our overall deposit base 1.82% Cost of Deposits1 51% Deposit Growth Share2 19% Fee Income Note: Data as of March 31, 2026 1. Cost of Deposits for Q1 2026 is comprised of HOA Banking, Juris Banking, Digital Asset Group, Corporate Trust, Business Escrow Services (excludes Consumer Digital), and does not include ECR costs 2. Deposit Growth Share is the proportion of bank-wide deposit growth in 2025 contributed by Deposit Initiatives 37% Deposits

Leadership in high-value specialty verticals

Six Differentiated Verticals

Vertical	Deposit Mix (~$29Bn)
Homeowners Association Banking An industry-leader providing integrations across management and accounting systems	$11Bn
Juris Banking Full-service banking streamlining settlements via proprietary Digital Disbursement rails	$6Bn
Digital Asset Group Digital asset banking offering institutions proprietary 24/7 currency settlement infrastructure	$2Bn
Corporate Trust Trust and agency platform integrated across CLO and municipal debt workflows	$1.5Bn
Business Escrow Services Proprietary paying-agent and escrow platform for M&A deal administration workflows	$1.2Bn
Consumer Digital Digital-native platform supplementing commercial deposits with scalable retail balances	$7Bn

Reinforcing a Continuous Innovation Platform

1. Embedded in client workflows
2. Distinct client segments
3. Technology-powered deposit engine

Note: Data as of December 31, 2025

Western Alliance Bancorporation®
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Newer deposit verticals demonstrate accelerated compounding from inception



Deposit Growth Multiple
60x
30x
15x
10x
5x
2x
313%
Digital Asset Group
CAGR (FY22-FY25)
79%
Business Escrow Services
CAGR (FY19-FY25)
59%
Juris Banking
CAGR (FY18-FY25)
25%
HOA Banking
CAGR (FY13-FY25)
165%
Corporate Trust
CAGR (FY23-FY25)
52%
Consumer Digital
CAGR (FY23-FY25)
T+0
T+1
T+2
T+3
T+4
T+5
T+6
T+7
T+8
T+9
T+10
T+11
T+12

At comparable stages of maturity, newer business lines exhibit steeper growth curves

Note: Each Line of Business (LOB) indexed to 1× at T+0 (the fiscal year in which the given LOB first recorded deposits). Each LOB's CAGR is calculated from the fiscal year in which the LOB first recorded deposits through FY 2025

Western Alliance Bancorporation®
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30 $1.7MM $2.4MM 0.0 0.5 1.0 1.5 2.0 2.5 Escrow and trust franchises combine scale with cross-sell driven growth 1. Reflects YoY change from FY 2024 to FY 2025 2. Total count since FY 2021 3. Represents total FY deposits divided by total FY deal count for the applicable FY 4. US CLO New Issue Trustee Rankings (Green Street, 2025) Avg. Deposit Per Deal growth ($MM) 3 2024 2025 Business Escrow Services ~43% Total Deposits Growth (YoY)1 1,900+ # of Deals Administered2 Total Deposit growth ($Bn) 2023 2024 2025 Corporate Trust ~$43Bn AUM Administered 6th Largest CLO Trustee Bank4 $1MM $2.5MM $1.5MM $2MM $0.5MM $0.5Bn $1Bn $1.5Bn $0.2Bn $0.6Bn $1.5Bn

Digital Asset banking offerings are purpose-built for institutional complexities

~$2Bn	130+	$15MM
Digital Asset Deposits	# of Institutional Clients	Average Deposit Balance

Market Opportunity

Institutional activity is consolidating toward banks as regulatory compliance is a needed capability

Institutional activity is increasing in size, complexity and usage – with stablecoins becoming core treasury and settlement infrastructure

Why Western Alliance Wins

Institutional compliance & regulatory readiness

Operating standards aligned to institutional expectations, with controls for concentration, exposure and ongoing activity monitoring

What We Don't Do

× *Pursue outsized deposit concentration*

Tailored services embedded across client workflows

Purpose-built account structures capture institutional funds and stablecoin reserve balances

What We Don't Do

× *Hold digital assets on our balance sheet*

Note: Data as of December 31, 2025

Western Alliance Bancorporation®

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Juris Banking drives repeatable fee income growth

Digital Disbursements

Proprietary settlement disbursement platform

- **Strong fee income growth** driven by processing payments to mass tort and legal settlement claimants
- **Adding Value** to top settlement administrators, deeply embedded in client workflows
- **Digital payment rails:** PayPal, Venmo, Zelle, ACH, check, and other options meeting claimants where they are

NewLaw Banking

Full-service banking for law firms

- **National legal platform:** full-service banking for the legal services industry - credit, treasury, payroll, and working capital
- **Cross-sell opportunity:** relationship depth creates credit cross-sell with clients
- **Granular, stickier deposits** driven by IOLTA, client trust, and operating accounts embedded in firm workflows



Juris Banking
Transaction Volume (#MM)
5MM
2022
+60% YoY
8MM
2023
+63% YoY
13MM
2024
+139% YoY
31MM
2025

Western Alliance Bancorporation®
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33 Spotlight: Homeowners Association Banking Craig Lee Huntington Head of HOA Banking

HOA Banking continues to scale with durable, sticky deposits

~$11Bn
HOA Deposits

44,000+
# of HOAs Banked

Leading
Market Share

~$242K
Average Deposit Balance

Market Opportunity

~373,000 community associations
Foundation for Community Association Research (Fact Book 2025)

$124Bn collected in assessments annually
Foundation for Community Association Research (Fact Book 2025)

3,000 - 4,000 HOAs formed annually
Steady TAM growth concentrated in FL, TX, AZ, and CA

Why Deposits Are Sticky

Proprietary technology platform
Online banking, payment portals, assessment collection custom-built for HOA needs

Switching friction
Large switching costs for management companies related to payment changes and board review

Bundled relationship model
Layered services that extend the HOA relationship beyond traditional deposit banking

Note: Data as of December 31, 2025

Western Alliance Bancorporation®
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35 Right business, right markets, right clients 73% of HOA deposit balances Note: Data as of December 31, 2025 1. Represents the largest HOA growth states from 2023-2025, derived from the Foundation for Community Association Research (FCAR, 2023-2025) are in markets with leading association growth and continued expansion potential Top 10 HOA growth states1 HOA Deposit Balance <$5MM $5MM – $50MM $50MM – $250MM $250MM – $750MM >$750MM No Deposits

36 HOA Banking growth is driven by client expansion and deeper wallet penetration 29K 33K 37K 41K 44K 20K 25K 30K 40K 50K 2021 2022 2023 2024 2025 $242K 2021 2022 2023 2024 2025 $189K $197K $209K $227K # of Individual HOAs Banked Average Deposit Balance per HOA ($) 35K 45K $170K $180K $190K $200K $210K $220K $230K $240K $250K Growth is driven by both Western Alliance gaining market share and our clients expanding their own market positions, resulting in accelerating, compounding growth Note: Data as of December 31, 2025

37 Integration creates customer value and reinforces retention Multi-Segment Platform Facilitates efficient scaling of deposits Enables seamless account and transaction management API Integration HOA Financial Systems of Record Opportunity to embed within HOA management company Integrated Payment Capabilities Processes 20MM+ payments annually

38 Q & A Dale Gibbons – Vice Chairman & Chief Banking Officer Craig Lee Huntington – Head of HOA Banking

39 Commercial Banking Tim Bruckner Chief Banking Officer

40 Key Messages Focused on industries where we have a strategic differentiator and expertise Relationship- driven origination helps us meet our return thresholds Technology and Treasury Management enhancements enable greater cross-sell opportunities Our commercial banking platform is built around a full relationship model

41 Commercial Banking represents the single largest component of our lending franchise and is on a proven path to scale 60% Loans (HFI) 31% Deposits 6.92% Loan Yield 69% Loan Growth Share1 26% Deposit Growth Share1 2.22% Cost Of Deposits Note: Data as of March 31, 2026 1. Loan & Deposit Growth Share is the proportion of bank-wide loans and deposit growth in 2025 contributed by Commercial Banking

42 A foundation for targeted growth Upgraded payment technology supporting broader, fee-based client engagement Embedded cross- selling Continued expansion into specialized industries with attractive returns Established commercial banking engine Deeper penetration in sector expertise Expand reach in priority geographies and client segments Drive lower cost of deposits Targeted talent investments Position Community Banking into a scalable tech- enabled growth engine Expand fee income offerings Increase share of wallet Path forwardOur journey Opening 3 new Phoenix branches and expanded San Francisco and Denver branch locations Enhance Southeast presence

43 54%32% 39%53% 33% 60% Note: Data as of December 31, 2025. Includes Lender Finance and Municipal Finance Commercial Banking Total Deposits Total Loans (HFI) Community Banking CRE Finance Specialty Commercial Banking  Innovation Banking  Sponsor Finance  Food & Agriculture  Aerospace & Defense  Branch & Small Business Banking  Business Banking  Private Client Group 26k+ 450+  Entertainment & Media  Gaming  Healthcare 2.6k+ 200+  Hotel Franchise Finance  Resort Finance  Builder Finance  Institutional and Mid-Market 3.3k+ 100+ Relationships Team members 8% 14% Three complementary business segments to fully serve our clients

44 Community Banking is designed to retain and grow our client relationships High Value Small to Mid Size Clients ~26K+ Loans $2.9Bn Deposits $13.7Bn Note: Data as of December 31, 2025 Technology & Capabilities Digital Banking Services Digital API Integrations Advanced Payment Rails Business and Private Equity Lending Exclusive Deposit and Yield Solutions Sophisticated Cash Management Business Revenue $0MM – $5MM Consumer Relationships $5MM Net Worth Business Revenue $5MM – $35MM How We Win By delivering a seamless digital experience for clients How We Win Prioritizing our client base with white glove services & premier offerings How We Win By leading complex banking transactions with long established relationships Branch & Small Business Banking Business Banking Private Client Group

45 Loans (HFI) $7.9Bn 22% 16% 28% 15% 13% 4% 2% Innovation Banking | Acq. 2015 Enterprise software, AI, consumer tech, hardware and life sciences Note: Data as of December 31, 2025 1. New business line; no FY 2025 totals Fund Banking | Est. 2015 Capital Call & Subscription lines for PE, VC, and CRE Funds Sponsor Finance | Est. 2019 Growth-focused businesses with recurring revenue across sectors Gaming | Est. 2019 Middle-market casino, tribal gaming enterprises, tribal governments Entertainment & Media | Est. 2021 TV producers, studios, distribution companies, streaming channels Food & Agriculture | Est. 2024 Food, agribusiness, beverage production & processing companies Aerospace & Defense | Est. 2024 Supply chain, government contractors, commercial space, airlines Healthcare1 | Est. 2025 Professional practices, technology companies, and hospitals Specialty Banking is powered by sector expertise and specialized capabilities

46 28% 10% 25% 37% 2025 Hotel Franchise Finance Owners, operators, and developers of franchised hotel properties Resort Finance Resort developers and owners of timeshare projects Builder Finance Homebuilders and developers across residential construction projects Institutional and Mid-Market Developers and investors who finance and operate large-scale commercial properties $5.1Bn $1.8Bn $4.6Bn $6.8Bn CRE Finance Loans $18.3Bn Total Loans 31% Avg. LTV 53% Loan Portfolio Diversification Commercial Real Estate Finance delivering scale, yield and resilience Note: Data as of December 31, 2025

Commercial fee income expansion through cross selling and new capabilities



Global Markets
Trade Finance
Foreign Exchange
Letters of Credit
Treasury Management
Accounts Receivable / Payable
Armored Courier
Commercial Cards
Elite Members Card
Everyday Commercial Plus
Small Business
Merchant Services
Heartland
Fiserv

Global Markets

- Tailored solutions for international growth and risk management
- Experienced guidance across volatile and complex markets

Treasury Management

- Embedded within niche client workflows
- Full-relationship model drives deeper penetration

Merchant Services

- Segmented offerings to serve both smaller and more complex clients
- Integrated payments support higher revenue capture

Commercial Cards

- Purpose-built card solutions for niche clients
- Flexible controls and branding enhance client fit

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Treasury management momentum is accelerating across the business

Dedicated product coverage to grow client penetration

- Improved client onboarding and payment flows
- Fiserv Partnership to support omnichannel merchant payments

Building Treasury Innovation and **partnerships**

Scaling our Elite Members "One Card" adoption

One Card spend increased **119%**


ONE CARD
4000 1234 5678 0910
VISA

'24-25 VISA study: our credit volume growth **outpaced peers by 10.6%**

Expanding treasury usage across clients

- +74% ACH[1]
- +42% Positive pay[1]
- +30% Wire transfer[1]
- +18% Lock box[1]

Driving Total Fee Income Growth[2]


2x
$72MM
$112MM
$153MM
2023
2024
2025

A full-relationship, technology-enabled model that scales efficiently while driving durable fee growth

Note: Data as of December 31, 2025
1. Period from 2023-2025
2. Excludes gain/loss on loan sales

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49 Continuing to build scale in our established commercial markets Colorado Nevada Texas Arizona Southeast Established Presence Emerging Geographies Industry-Led Expansion Building depth, not breadth, by scaling in priority markets through targeted specialties and full-relationship execution Expansion Trajectory Illinois New York

50 Spotlight: Innovation & Sponsor Finance Mike Lederman Head of Innovation Banking

Innovation Banking & Tech Sponsor Finance excellence

$5Bn Loan portfolio

20+ Years serving the innovation economy

1,800+ Client Relationships

Loan Portfolio Highlights



Life Science
4%
Sponsor Finance
43%
Fund Banking
24%
Diversified portfolio
Avg. loan size $4.6MM
Technology Banking
29%

Deep Sector Expertise

- Hardware and Frontier Tech
- AI and Fintech
- Software and Internet
- Fund Banking
- Life Science
- Investors

Innovation Banking Highlights

- **Established growth focus:** Proven companies with strong investor support
- **Revenue-validated borrowers:** 98% Technology clients with revenue >$5MM; minimal early-stage risk
- **Strong sponsor profile:** 97% of the loan portfolio is backed by an invested sponsor

Note: Data as of December 31, 2025

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We serve businesses where innovation happens – from emerging to maturity

Providing deep sector knowledge and building long-term relationships supporting tech founders and their VC sponsors on their build to scale journey across the innovation banking ecosystem



Investors
Serial Entrepreneur
Startup (Early -Stage)
Venture Funded (Mid-Stage)
Mature Tech
Exit
Idea
Funding
Growth
Scale
Liquidity Event
Fund Banking
Startup Banking
Innovation Banking
Innovation Banking
Tech Sponsor and Private Client Group



"Tech-Hub" States
WA - Innovation Banking Presence



Stages
Later Stage
Emerging
Early Stage
Growth



Product Type
Recurring Rev
Cash Flow
Growth Capital
Asset Backed Lending
Venture Debt

Note: Data as of December 31, 2025

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53 Software risk is idiosyncratic, renewal-based & actively managed 60% Sponsor Finance Innovation Banking Key Takeaways SaaS exposure is low-leverage, mission-critical software where AI is additive, not disruptive Software portfolio remains conservatively structured, actively monitored, and proven across cycles Outstanding SaaS Balances Mix $2.6Bn 2.5% of Loans (HFI) 1.9% of Loans (HFI) 43% 57% • Balances shrink as borrowing base contracts • Monthly performance to plan monitoring • Short contractual obligation; average maturity of 1.9 years • Portfolio churn is high (22-30% annually) • Typically includes 5-year maturities • Deleveraging within 4-6 quarters of closing • Covenant-flip to Debt Service within 2-3 years • Scheduled amortization | Excess cash flow sweeps Time bound, with frequent maturity events, covenant resets and validation Senior-structured positioning and disciplined loan-to-value protect capital Innovation Banking Short duration, rapid deleveraging and frequent re- validation Sponsor Finance Note: Data as of March 31, 2026

54 Lender Finance & Corporate Trust Brent Edgecumbe Senior Managing Director, Commercial Banking Jocelyn Lynch President and CEO, Western Alliance Trust Company

55 Key Messages Differentiated middle market structure and integrated corporate trust oversight Scaled, repeatable platform with proven low-loss performance Strong relationships with institutional counterparties create durable deal flow Resilience driven by structural protections, not underwriting alone Diversified, institutional exposure with highly structured facilities limits risk

Deep expertise, diverse clients, and a targeted product suite

~$2.3Bn[1]	~85%	Minimal Charge-offs[2]	~$39MM[3]
Industry exposure by funded amount	Of loan commitments result in trustee fee	Since inception	In 2025 fees, ~50% increase over prior year

Clients We Serve

1. **Established Private Credit Funds**
   Scaled middle-market funds with a proven track record (W.A. AUM: $125Bn)
2. **Low Loss History**
   Clients with demonstrated history of minimal losses, prudent risk management and financial stability
3. **Modest Use of Leverage**
   Target clients typically employ modest levels of leverage, reducing exposure to financial distress and volatility
4. **Strong Covenant Structures**
   Clients with robust financial covenants, providing greater protection and oversight in lending arrangements

Portfolio Metrics & Credit Highlights

Credit Performance
Borrower portfolio default rate stable at ~0.5% in 2025[4]

Disciplined Underwriting
No borrower has challenged adjustments to leverage, interest coverage, or structural terms

Sector Diversity
Exposure is well-diversified and managed at underwriting, no sector represents more than 17%

Redemption Exposure
Of 50 loan facilities reviewed, only 2 received redemption requests, both managed within their caps

1. Based on most recent data for each obligor, as reported by each facility
2. Excludes $126.4 million charge-off disclosed in Form 8-K on 3/6/2026
3. Mark to market excluded; figure includes CLO and loan book
4. Reflects default rate for obligors specifically within CLO book; loan exposure typically removed ahead of default

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57 Diversified portfolio mitigates risk tied to individual obligors or industries Industry Exposure by Funded Amount Healthcare & Pharma, 17% Business Services, 15% Technology, 11% Consumer Services, 6% Banking & Finance, 5% Industrial & Capital Equipment, 5% Construction & Building Products, 5% Consumer Goods, 5% Media, 4% Food, Beverage & Tobacco, 4% Gaming, Lodging & Leisure, 4% Transportation & Distribution, 3% Aerospace & Defense, 3% Automotive, 2% Telecommunications, 2%Other, 5% ~2,000 differentiated underlying obligors spread across 50+ facilities No Underlying Obligor over $30MM Funded Average Obligor <$2MM Funded Technology represents 11% of portfolio, Software is <5% Chemicals, 1% Insurance, 2% Note: Based on most recent data for each obligor, as reported by each facility. “Other” includes Retail; Energy, Oil & Gas; Packaging & Containers; Paper & Forest Products; Utilities; Metals & Mining; and Real Estate

58 60% Loan Advance Rate Excess Manager Loan Equity Borrowing Base 50 -100 underlying loans 2% 9% 10% 14% 65% % of Western Alliance Funded by Customer Type (as of April 30, 2026) Loan From Structure Structural protection strengthened by a 60% advance rate, a short expected duration, and low redemption risk Our portfolio is focused on the core middle market borrower with EBITDA of $25MM to $100MM Core Middle Market Upper Middle Market Asset Based Lending Lower Middle Market Broadly Syndicated Loans Lending is structurally protected and has minimal exposure to fringe credit 1.9 years Short Expected Duration +50% Additional equity cushion from underlying company owners 2.3x W.A. Interest Coverage (Q4 2025) 2.3x W.A. Look-through Sr. Leverage (Q4 2025) Obligor Stats Note: Based on most recent data for each obligor, as reported by each facility Structure Stats Asset Based Lending

59 Multiple structural protections limit risk Exposure reduces before default Kick-outs & revaluation act ahead of credit events Multiple independent controls Five separate layers each operate autonomously Structural, not discretionary Multi-layered first loss protection built in Conservative Advance Rates Effective advance rate is ~53%, creating an equity cushion where losses are first absorbed by PE and manager capital Trust Oversight Daily Independent Trust monitoring & controls of cash flow provides early warning system – 60% of loans administered by Western Alliance Trust Dynamic Borrowing Base Adjusts with credit quality — revaluation triggers reduce exposure automatically Kick-Out Provisions Deteriorating loans removed from borrowing base before default occurs Cash Sweeps Cash domain and sweeping full P&I at lender control until borrowing base is compliant

60 Frequent monitoring with automatic controls enables borrower line of sight High-frequency monitoring… Credit deterioration triggers exposure adjustments and cashflow protection actions are implemented Eligibility breaches trigger immediate reduction in borrowing base and asset value Concentration breaches are addressed by enforcing portfolio constraints and risk bucket limits …Triggers alerts & automatic risk controls Daily Reporting on funding levels, collection amounts, and interest payments from obligors Monthly Software analyzes borrowing bases, marks, advance rates, and compliance certificates Quarterly All underlying obligors and manager performance reviewed across credit department Annually Independent 3rd party audit of cash flows, collateral, and key partners

61 Western Alliance Trust Company Jocelyn Lynch President & CEO

62 Differentiated Corporate Trust franchise with scale, expertise, and momentum 6th Largest CLO trustee in the U.S. Note: Data as of December 31, 2025 Source: US CLO New Issue Trustee Rankings (Green Street, 2025) 1. Western Alliance Trust Company, N.A. is a non-depository national trust bank ~50 Full-time trust employees Deposits have grown from ~$200MM to $1.5Bn 2023 to 2025 Fee revenue grew from ~$2MM to $6.3MM 2024 to 2025 Active mandates grew from 50 to 133 2024 to 2025 ~60% of Lender Finance loans served by Corporate Trust

63 Independent trustee role Collateral administration Aligned incentives, separated functions Deep structural familiarity How Corporate Trust Enhances Risk Oversight Independent oversight Active, not passive Early warning signal Unparalleled visibility Proprietary Technology Enables risk oversight capabilities An extra layer of risk oversight for structured products and borrowing base Credit events in Trust are visible to Lender Finance before they escalate as structure allows trust and lending to share data Provider of collateral administration and custodial services for SPV leverage facility structures An independent oversight layer on the same collateral pools that Lender Finance lends against As trustee to a large share of our lender finance accounts, the bank has significant visibility into portfolio collateral health Real-time collateral visibility Best-in-industry design goal Integrated with Lender Finance

64 Mortgage Banking David Bernard Head of Specialized Mortgage Services

65 Key Messages Diversified multi-stream business model that produces stable results Scalable model with strong operating leverage Embedded upside through refinance cycles provides counter-cyclical buffer Leading full- service provider to mortgage industry AmeriHome’s scaled platform offers earnings upside from refinance volume, retail recapture, and margin expansion

66 Mortgage Banking consists of complementary, countercyclical businesses that are entirely self- funded 16% Loans (HFI) 25% Deposits 6.68% Loan Yield1 25% Loan Growth Share2 34% Deposit Growth Share2 Note: Data as of March 31, 2026 1. Excludes ECR offset 2. Proportion of bank-wide loans and deposit growth in 2025 contributed by Mortgage Banking

Western Alliance offers mortgage companies a full-service banking partnership

Growth is driven by both Western Alliance gaining market share and our clients expanding their own market positions, resulting in accelerating, compounding growth

Warehouse Lending
- Short-duration funding
- Value-add provider
- Low credit risk

$3.5Bn Loans (HFI)

$0.9Bn Non-Custodial Deposits

MSR Finance
- Asset-backed lending
- Natural business hedge
- Multiple deposits to loans

$3.8Bn Loans (HFI)

$13.8Bn Custodial Deposits

AmeriHome
- Scaled purchasing platform
- Fee generating
- Attractive MSR yield

$57.9Bn Production (LTM 3/31/2026)

$1.6Bn MSR Custodial Deposits



Balance sheet-based specialty mortgage services
Warehouse
MSR
AmeriHome
Correspondent origination

Note: Data as of December 31, 2025, unless stated otherwise

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68 Warehouse Lending: Low risk gateway product 2010 Founded Zero Credit Losses since founding in 2010 $1.6 $1.3 $2.4 $3.5 2022 2023 2024 2025 Loan Balances ($Bn) Structurally Low Risk 15–30 day average dwell time with loans sold to high quality counterparties and limited duration and credit risk Relationship Economics Serves as an entry point to operating deposits, loan purchases, MSR lending, custodial accounts, and fee generating treasury management services Scale & Repeat Usage Western Alliance is known for flexibility and superior service levels – top 20 customers have average relationship duration of 10 years Core Funding Provider Loans closed through Western Alliance warehouse line generate recurring NII and fees while expanding wallet share across the mortgage ecosystem Note: Data as of December 31, 2025 $3.5Bn Loans $0.9Bn Non-Custodial Deposits Premium Product & Service Provider

MSR Finance: Asset-backed lending with durable earnings

2013 Founded	$3.8Bn Loans / $13.8Bn Custodial Deposits	45+ Active MSR agreements	Conservative Advance rates (60-65%)

How MSR Finance Works

1. **Servicer Retains MSR**
   Mortgage originator retains servicing rights — a cash-flowing asset worth a multiple of servicing fee (4-6x)

2. **Western Alliance Lends Against MSR**
   Provides bilateral credit facility secured by MSR portfolio. Western Alliance is lender — not the servicer

3. **Counter-Cyclical Returns**
   Higher rates → lower prepayments → higher MSR fair value → stronger collateral. Natural rate hedge against origination business

4. **Sticky Deposit Generation**
   Each client relationship comes with custodial accounts worth 2-4x typical loan balance – fully funding our mortgage related business

Cash-Flowing Assets
MSRs generate predictable recurring servicing income that is valued as a stream of future cash flows, secured lending base

Through-Cycle Support
Provide committed facilities through rate cycles. Clients value Western Alliance as a strategic capital partner, strengthening long-term relationships

Rate Environment Upside
Rising rates compress refi volume but lift MSR fair value. Customer MSR assets appreciate precisely when origination volume slows

Syndication Leadership
Moving into lead bank role on syndications – generating revenue from fees, loans, and deposits

Note: Data as of December 31, 2025

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Warehouse Lending creates opportunities to expand relationship



Warehouse Lines
MSR Financing
Deposits
Loan Purchases
Full-Service
Core + Custodial Deposits
$2.0Bn in portfolio purchases and $2.7Bn in AmeriHome purchases
Owner-occupied CRE
Core + Custodial Deposits
$210MM in AmeriHome purchases
Lockbox & Credit card
Core Operating Deposits
2nd Lien & HELOC portfolio purchases
Pursuing Trust business

Top 15 Independent Mortgage Bank

12+ Year Client · Began with $15MM MSR loans

Served as a trusted financial partner from early stage through scaling — progressively layering in MSR financing, CRE, and deposits as the client grew

✓ Full product integration

Mid-Sized Independent Mortgage Bank

7+ Year Client · Began with WHL + MSR financing

Relationship expanded through TM Lockbox solution — cross-sold into full operating banking suite, including correspondent relationship with AmeriHome

✓ 4 product expansion

Industry Leading Home Improvement Client

9+ Year Client · Began with $25MM WHL

Specialized originator — Western Alliance funded niche product expansion into home improvement and 2nd-lien products, becoming primary banking partner

✓ 4 product expansion

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71 Spotlight: AmeriHome Josh Adler CEO, AmeriHome

72 97% Scaled mortgage platform with significant upside MSR Portfolio Composition 62% Conventional 32% Government 6% Private 51% 29% 20% AmeriHome Production Volume $57.9Bn 2025 Total 1st Lien Mortgage $1.9Tn Correspondent RetailCorrespondent Retail Wholesale Note: Data as of December 31, 2025, unless stated otherwise Source: 1st lien mortgage market size is for FY 2025 (Inside Mortgage Finance) 1. AmeriHome Mortgage is an operating subsidiary of Western Alliance Bank Business Profile Founded in 2013 and acquired by Western Alliance Bank in 2021 Market Position 10% market share in correspondent channel (full year 2025) Approvals & Licensing Approved seller/servicer with all major federal agencies and Government Sponsored Entities – FNMA , FHLMC, FHA, VA, and USDA Geographic Presence 49+DC States — Servicing Top 5 TX · FL · CA · GA · PA 6th Largest Mortgage Lender in U.S. 2nd Largest Correspondent Lender ~$78Bn MSR Portfolio ~$58Bn Production volume (LTM 3/31/2026) $1.6Bn Deposits

Business model centered around three primary revenue drivers

A scalable, high-volume correspondent model driven by capital markets expertise and premier service

Three Primary Revenue Drivers (2025)


Production Gain on Sale
Secondary/Trading/EBO
Loan Servicing
Total Revenue: ~$335MM
43%
34%
23%

Conduit-like economics: revenue is gain on sale, trading/secondary, and recurring servicing fees

1. **Gain on Sale**
   - Baseline profit earned at time of mortgage loan lock
   - AI-enabled bidding
   - Retail originations sourced in serviced portfolio

2. **Secondary / Trading / Early Buyout – Benefits of Scale**
   - Significant scale drives superior execution
   - Best execution optimization with securitization and whole loan sales

3. **Loan Servicing – Retained MSR Rights**
   - Recurring servicing fee income on $78Bn portfolio
   - MSR servicing revenue upside as rates rise (counter-cyclical to origination volumes)

Note: Data as of December 31, 2025, unless stated otherwise

Western Alliance Bancorporation® 73

AmeriHome's loan production and servicing segments act as a "Macro Hedge"

Significant opportunity from origination volume if mortgage rates fall below 6%

Expected/Typical Impacts to Earnings

	Impact	
Falling Interest Rates	Origination volumes increase	↑
	Gain on sale margins increase	↑
	MSR yields decrease as prepayments increase, partially offset by hedging	↓
Rising Interest Rates	MSR yields increase as prepayments slow, partially offset by hedging	↑
	Origination volumes decrease	↓
	Gain on sale margins for new production decrease	↓

Percent Mortgages Outstanding by Interest Rate at Origination

~$13T

Total unpaid balances for outstanding 1st lien residential mortgages


27%
13%
21%
39%
Q4 2025
Rate Buckets
>6%
5-6%
4-5%
3-4%

Source: Mortgages outstanding by interest rate at origination for Q4 2025 (FHFA National Mortgage Database)

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75 AmeriHome’s interest rate risk management is rate neutral MSR Hedging - 99.9% effective 1 Disciplined rate hedging Dynamic hedging tools help keep MSR and exposures tightly managed 2 Forward sales + pipeline management = low risk Production majority are mandatory closed loan deliveries with no fallout risk 3 Daily risk oversight Positions marked daily, with independent monitoring -4% -3% -2% -1% 0% 1% 2% 3% 4% 5% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 MSR Value Δ Hedge Value Δ 0% 1% 2% 3% 4% -3% -2% -1% 5% -4% Net P&L Δ 10Yr TSY C h a n g e a s a P e rc e n ta g e o f A s s e t F a ir V a lu e ( % ) A vg -1 0 Y R U S T re a s u ry Y ie ld ( % ) The combination of our business model, diversified and complementary channels, and active hedging strategy has generated consistent returns in all rate environments

AmeriHome is a scalable mortgage business positioned for growth

Highly scalable mortgage business with multiple growth levers and significant upside in refinance environments

Scalability

1. **Scaled Infrastructure:** Best execution combined with variable costs to scale with market
2. **Balanced Business Combined with Strong Risk Management:** Stable earnings profile
3. **Bank Competitive Advantage:** Liquidity and Cost of Funds advantage over Non-Bank Competitors

Refinance Upside

1. **Embedded Recapture:** Servicing portfolio drives cost efficient leads
2. **Rates Down, Volume Up:** Recapture ~250–300 bps gain-on-sale
3. **Margin Expansion:** Large volume increases can result in margin expansion as originators build capacity

Future Growth Drivers

1. **Non-Agency Products:** QM / Jumbo, 2nd Liens
2. **Expanded Trading Platform:** Private label securitization
3. **Wholesale expansion:** Entry through non-delegated expansion

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77 Q & A Tim Bruckner – Chief Banking Officer Mike Lederman– Innovation Banking Brent Edgecumbe – Lender Finance Jocelyn Lynch – Corporate Trust, CEO Western Alliance Trust David Bernard – Head of Specialized Mortgage Services Josh Adler – CEO AmeriHome

78 Risk Management & Credit Emily Nachlas Chief Risk Officer Lynne Herndon Chief Credit Officer

79 Key Messages Risk oversight, internal controls, and governance structures are effective and scalable Risk Management serves as a competitive advantage to enable safe business growth and innovation Our risk ownership culture is a franchise asset

80 Risk Management is a strategic differentiator A differentiated risk culture underpins the franchise • Balanced risk-return discipline with measured risk-taking aligned to expected returns • Risk appetite embedded in strategy to guide intentional decision-making A proven track record reinforces risk management effectiveness • Demonstrated resilience through recent banking liquidity events • Established regulatory credibility through consistent, trusted supervisory engagement A scalable model guides disciplined growth • Supported rapid, sound bank expansion from $50Bn in 2021 to over $90Bn in 2025 • LFI-ready risk and control programs designed for growth • Risk and revenue capabilities developed in tandem • Business-centric risk oversight reduces friction and enables decisive action A proactive approach creates strategic advantage

81 • Leadership team with proven LFI experience • Built a best-in-class Credit and Loan Review function • Assembled a robust Financial Risk oversight team • Developed a scalable BSA/AML Center of Excellence • Maturing emerging and specialized technology risk oversight • Driving optimization through automation and AI • Strengthening strategy and business expansion alignment • Strategic hiring in line with business growth We worked alongside the business to build sound risk infrastructure and guardrails 2021 – 2025 Now, we’re positioned to optimize our core capabilities and accelerate growth and innovation 2026 – Future 2026 & Beyond: optimization and enablement

82 Credit Lynne Herndon Chief Credit Officer

83 Key Messages Deep sector expertise Specialty knowledge and expertise is a durable competitive advantage Leading credit track record Strong historical charge-off performance and current outlook aligns with peers Disciplined underwriting advantage Significant equity requirements and seasoned team lead to better outcomes Highly diversified portfolio Managed sector concentrations support consistent performance

A diversified loan mix supports resilient credit quality across the franchise

Excluding residential, no single segment exceeds 15%; most <10%

Total Loans (HFI)[2]



$59.1Bn
7%
6%
6%
3%
3%
4%
2%
5%
6%
3%
3%
3%
4%
3%
7%
12%
24%
Warehouse Lending
MSR Lending
Municipal & Nonprofit
Technology & Innovation
Sponsor Finance
Equity Fund Resources
Specialty Commercial Banking
Lender Finance
Resort Finance
Business Banking
Municipal Finance
Note Finance
CRE – Owner Occupied
Hotel Franchise Finance
Institutional & Mid Market CRE
Residential
Construction and Land Development

~67% of HFI loans

Historically, no or minimal losses

- *Residential*
- *Warehouse Lending*
- *MSR Lending*
- *Equity Fund Resources (Capital Call)*
- *National Builder Finance*
- *Hotel Franchise Finance*
- *Homeowners*
- *Resort Finance*
- *Muni./Non-Profit*
- *Juris*
- *HOA*
- *Specialty C&I[1]*

Note: Data as of March 31, 2026
1. Specialty C&I includes Aerospace & Defense, Gaming, Food & Agriculture, Entertainment & Media and Healthcare
2. Total may not sum to 100% due to rounding

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85 Q1 2010 Q1 2022 OtherC&I Residential CLD 19% 52% 14% 14% 2% $4.1Bn 44% 21% 27% 8% 0.4% $41.1Bn CRE (ex-CLD) Q1 2026 48% 21% 24% 7% 0.2% $59.1Bn Our C&I loan portfolio transformation aligns with Commercial Banking’s deep sector expertise

86 Commercial loan portfolio is also geographically diverse Commercial Loans (HFI) (by State) State Amount ($Bn) California $12.9 New York $5.1 Arizona $4.6 Florida $3.4 Texas $2.8 Nevada $2.0 Georgia $1.8 Illinois $1.3 Pennsylvania $1.0 Ohio $0.9 Top 10 Subtotal $35.1 Other States $9.2 Total $44.3 >$5,000MM $1,000MM - $5,000MM $500MM - $1,000MM $100MM - $500MM ≤$100MM No balance Commercial Loan Balance Note: Data as of March 31, 2026; excludes Residential Loans (1-4 Family and Revolving)

87 Conservative underwriting and asset expertise underpin the Credit function Multiple sources of repayment minimize uncovered risks Collateral and Structure are prioritized over yield Selective client and sponsor screening favors repeat borrowers with proven track record Deep vertical knowledge supports disciplined lending and portfolio monitoring Direct obligor limits constrain single-name exposure, with tighter caps for single-source structures Conservative underwriting requires 40- 45% equity on CRE Diversified collateral supports stronger downside protection across larger relationships

88 Conservative underwriting and asset expertise – Topical areas Note Finance – 2012 Lender Finance – 2015 • Total commitments – $2.2Bn • Loan-to-Bal. (LTB) Average – 48% • Loan-to-Value (LTV) Average – 22% • Possession of Note • Assignment of CRE • Ongoing lien monitoring • Funded Balance – $2.3Bn1 • Structured borrowing bases • Diverse portfolio company pools • Avg. Commitment – $4MM • Avg. Funded – <$2MM • 3rd party Trustee management of cash flows • Quarterly reevaluation events • Cash flow trap upon default Credit Characteristics: Credit Characteristics: Structural Strengths: Structural Strengths: 1. Based on most recent data for each obligor, as reported by each facility

89 Moderate NDFI exposure relative to peers 13% 12% 12% 11% 9% 9% 9% 7% 7% 7% 7% 6% 5% 5% 4% 3% 3% 3% 3% 3% 3% 2% 2% 1% 1% 1% 1% 1% 1% 1% 0% 0% 5% 10% 15% 20% NDFI Loans (Excl. Mtg. Credit & Private Equity Funds) as % of Total Loans1 vs. Peers Note: Peers consist of 29 publicly traded banks with total assets greater than $50Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. WAL data as of March 31, 2026 and peer data as of December 31, 2025. Source: S&P Global Market Intelligence 1. Total loans includes Loans HFI, Loans HFS, and Loans eligible for repurchase held in domestic offices of reporting banks

90 2.3% 4.3% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2015 2020 Q1-26 1.5% 2.6% 0.00% 1.00% 2.00% 3.00% 2015 2020 Q1-26 0.7% 1.3% 0.00% 1.00% 2.00% 3.00% 2015 2020 Q1-26 Consistent growth with disciplined credit performance WAL Peer Median Over 10 years, our asset quality have consistently outpaced our peers Special Mention Loans / Loans Classified Loans / Loans Criticized Loans / Loans Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence

91 Peak quarterly level of criticized loans is best among peers over last 10 years 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% Max Average 22% Criticized Loans / Loans (HFI) (Q2-16 to Q1-26) Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence

92 Long-term NCO track record has outperformed peers Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence 1. Reflects Q1 2026 Net Charge Off / Average Loans of 0.39% after exclusion of LAM and Cantor V loans WAL WAL (Adj. – Ex-LAM / Cantor)1 5-Year Average10-Year Average Net Charge Offs / Average Loans 0.10% 0.07% 0.22% 0.00% 0.25% 0.50% 10-Year Peer Median 0.17% 0.12% 0.18% 0.00% 0.20% 0.40% 5-Year

93 Expect improvement in NPLs in 2H26 as we reach resolution on nonperforming office loans Total Commitments - $2Bn • 43% Appraised within last 18 months • All Substandard loans are reappraised Stabilized - $0.6Bn (29%) • 35% Appraised within last 18 months • W.A. LTV – 59% • W.A. Debt Yield – 10% • W.A. DSCR – 1.4x CLD / Lease-Up - $1.4Bn (71%) Note: This portfolio includes non-pass loans, which has a downward impact on the weighted average • Total Criticized – 15% • Total NPLs – 11% 29% 41% 30% $2.0Bn Lease-Up Stabilized CLD Year Originated % Appraised Last 18-Months 2020 50% 2021 34% 2022 46% 31% 49% 20% $3.1Bn 2020 – 2022 Vintages ~85% of ‘20 – ‘22 vintages are either: • Performing • Modified • In Active Resolution 2020 – 2022 Office VintagesTotal CRE Office Portfolio (Q1 2026)

94 High concentration in low-loss loan categories compared to peers Illustrative Loan Portfolio Risk Profile Estimated Composite Risk Score (Lower = Less Risk) Standardized risk framework: Regulatory loan categories scored for historical loss content (0–3) to ensure cross-bank comparability Composite risk score: Loss scores weighted by portfolio concentration to derive each bank’s overall risk profile (WAL: 1.43) Loan Category1 Risk Score Loss Content WAL (%) Residential 1 Low 27% CRE Ex- Multifamily 2 Normal 24% General C&I 2 Normal 18% Mortgage Warehouse 0 Nearly None 16% Private Equity 0 Nearly None 2% Other NDFI Loans 3 High 5% Other Loans 2 Normal 4% HELOC & Other Consumer 3 High 2% Multifamily 1 Low 1% Note: Data as of December 31, 2025; WAL loan total % may not sum due to rounding. Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence. Risk score analysis applies a discretionary scoring system to assess inherent loss characteristics by regulatory loan categories as follows: 0 = Nearly None; 1 = Low; 2 = Normal; 3 = High Regulatory data sources: Call Reports, Y-9C filings 1. Includes Loans HFS Key Methodology Takeaways 2.08 2.08 2.05 1.97 1.95 1.90 1.89 1.88 1.87 1.87 1.86 1.86 1.86 1.84 1.80 1.77 1.77 1.75 1.71 1.68 1.64 1.46 1.43 1.42 Peer 22 Peer 21 Peer 20 Peer 19 Peer 18 Peer 17 Peer 16 Peer 15 Peer 14 Peer 13 Peer Median Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1

95 Technology Sonny Sonnenstein Chief Information Officer

96 Key Messages Our technology and AI investments drive innovation, productivity and growth We build technology that creates distinctive advantage, drives efficiency and lowers the marginal cost of growth We have built a strong technology foundation to serve and protect our clients

97 A scalable technology estate underpinned by the right talent and capabilities… Increased investment in tech and innovation ~90% increase in tech spend over the last 5 years Tech spend is 10% of Revenue and 17% of OpEx Attracting best-in-class talent 70%+ increase in senior level engineering talent Strengthened strategic leadership 2 C-suite leaders joined in 2024–2025 with 25+ years of LFI-caliber experience …supports and extends our 24x7x365 capabilities nationally Tech Hubs – Phoenix, Dallas, Columbus, Westlake Primary Data Centers Strong foundation protects clients and creates value

98 Regulatory & LFI Infrastructure Investment Cybersecurity & Resilience Improvements Cloud Migration & AI Foundation Data & Analytics Modernization Run the Bank New Businesses Underpinned by Technology Advanced Payment & API Capabilities Digital Platforms & Assets AI Program Launch Grow the Bank 25% Grow-The-Bank 75% Run-The-Bank 30% Grow-The-Bank 70% Run-The-Bank 2024 2026 Technology investment to build a differentiated, resilient, and valuable franchise ~$250MM has been invested in technology from 2024 to 2026, a growing proportion of overall spend

99 Corporate Trust Client portal, workflow automation and connected platforms improve agreement processing and scalability HOA Banking Digital capabilities empower homeowners and reduce operational friction for HOAs and management companies Juris / DST Digital disbursements and real-time controls support time- sensitive funds movement Other specialties Customer facing APIs, data, cloud, and AI enable tailored client solutions at scale Business Escrow Services Purpose-built portals digitize interactions and workflows Note Finance Data integration and automation support scale without linear cost growth Business- Led Tech- enabled Purpose built technology enables specialty business success

100 Innovating to drive productivity & efficiency gains while investing to protect Initial use cases have enabled efficiency Today: AI-Powered Enterprise Productivity & Insights Select focus areas in discovery and long-term value targets Tomorrow: AI-First Strategic Acceleration & Innovation Last 12 Months AI-Enabled Team & Personal Productivity Preferred and Small Business Banking Copilots Industry Intelligence & Reporting Credit Agreement Review & Verification Vendor Due Diligence & On-Boarding Cyber Threat Monitoring Protect From AI With AI Market & Customer Insights Cross & Up-Sell Opportunities Lending Lifecycle Redesign -25% Cycle Time Financial Crimes Compliance 60-80% Faster Triage Industry Average Assistant Adoption Rate 2x Productivity Value $10MM+ Embedded in the business AI Agents Employee Hours Saved 150K+ Note: Productivity estimates based on Microsoft Copilot usage analysis; use case savings based on internal projections

101 Current Scaling innovation where we have a unique opportunity to win Continue investments in foundational capabilities Broaden AI use cases Use AI to enhance cyber defense (to protect from AI) Accelerate innovation Launch new services Embed AI in bank offerings Evolve forward- looking products Use AI to improve productivity, insights and interactions Business-led, tech- enabled approach Reinforce risk discipline Throughout the journey, we develop tools with our clients and prioritize products with tangible, immediate impact Empowering our business segments on a national scale Top talent in place 100% of business applications in the cloud Beyond202820272026

102 Financial Outlook A Fortified Franchise with Durable Earnings and Compelling Upside Vishal Idnani Chief Financial Officer

103 Diversified growth engines driving peer outperformance: Above-peer deposit and loan growth has delivered leading PPNR and TBV growth Resilient earnings across rate and credit cycles: Diversified earnings streams provide a natural hedge as rate and credit conditions shift Earnings momentum is building: Demonstrated operating leverage is translating into accelerating profitability Valuation disconnect creates compelling long- term opportunity: Peer-leading growth and returns are not reflected in current valuation multiples Fortified balance sheet: Capital, liquidity and deposits meaningfully strengthened over the last three years Key Messages Medium-term outlook supported by visible earnings levers: ROATCE expansion driven by lower funding costs, operating leverage and growing fee income

104 Transformational change in capital, liquidity and deposits Q4 2022 Q1 2026 9.3% 11.0% +1.7% CET1 Q4 2022 Q1 2026 12.1% 14.4% +2.3%Total Capital Loans (HFI)/ Deposits Q4 2022 Q1 2026 97% 71% -26% Cash & Securities/ Assets 1 2Q4 2022 Q1 2026 14% 29% +15% Insured / Collateralized Deposits Q4 2022 Q1 2026 46% 71% +25% Specialized Deposit Verticals Q4 2022 – Q1 2026 Growth ($Bn) Capital Liquidity Deposits HOA Juris Banking Business Escrow Digital Assets Corporate Trust Consumer Digital +$19.7 Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet

105 Capital levels compare favorably to peers and sit well above regulatory minimums 11.1% 11.0% 11.0% 14.4% 14.4% Total Capital Ratio vs. Peers CET1 vs. Peers ~$2.1Bn excess capital vs. regulatory minimum Excess Capital Regulatory Minimum 4.0% 7.0% 3.9% 10.5% Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Data as of March 31, 2026. Source: S&P Global Market Intelligence 15.9% 13.7% 17.7% 12.3% 9.8% Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet

106 Strong balance sheet liquidity & high-quality portfolio are flexible across cycles Sources of Liquidity ($Bn) Available for Sale Securities Portfolio Composition 8 2512 18 Q4 2022 Q1 2026 $20 $43 +2.2x Off-Balance Sheet Liquidity On-Balance Sheet Liquidity 30% 28% 16% 14% 6% 6% US Treasuries GNMA CLO (AAA, AA) FNMA/FHLMC Muni/Other Private MBS Yield: ~4.5% Duration: ~2.5 years Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet Q1 2026

107 Earnings momentum is building Net Interest Income ($Bn) Net Income ($Bn) Diluted EPSPPNR1 ($Bn) Total Revenue ($Bn)Non-Interest Income ($Bn) 2023 2024 2025 $2.3 $2.6 $2.9 +11% 2023 2024 2025 $0.3 $0.5 $0.7 +55% 2023 2024 2025 $2.6 $3.2 $3.5 +16% 2023 2024 2025 $1.0 $1.1 $1.4 +20% 2023 2024 2025 $0.7 $0.8 $1.0 +16% 2023 2024 2025 $6.54 $7.09 $8.73 +16% Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet 1. Reflects non-GAAP financial measure; the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025

108 Total Revenue ($Bn) Total Expenses ($Bn) Efficiency Ratio1 Adjusted Efficiency Ratio1, 2 Positive operating leverage continuing Revenue growth materially outpaced expense growth in 2025, driving meaningful efficiency improvement 2024 2025 $3.2 $3.5 2024 2025 $2.0 $2.1 $87MM +4% 2024 2025 63% 59% 2024 2025 53% 50% ~4x Revenue dollars grew ~4x vs. expense growth in 2025 ~3% Adjusted efficiency ratio improved ~3% in 2025 $381MM +12% (290) bps (430) bps Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet 1. Reflects non-GAAP financial measure; the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 2. Adjusted efficiency ratio excludes deposit costs

Fortified Balance Sheet | Earnings Momentum | Peer Outperformance | Cycle Resilience | Compelling Valuation | Outlook

Branch-lite model drives operating leverage and a structurally efficient cost base

Branch-Lite Strategy

Anchored in attractive regional markets with specialty business lines providing sophisticated sector and product expertise to clients



60
Total branches and offices

- States with established branches
- **Physical office locations** of business development employees
- **Remote locations** of business development employees
- **WA's branch network** represented by major MSAs

Efficiency Ratio[1] vs. Peers (FY25)


36%
50%
59%
90%
Peer 1
Peer 2
Peer 3
WA Adj.[2]
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
WA Reported
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21
Peer 22

Non-Interest Expense / Avg. Assets vs. Peers (FY25)


1.4%
1.7%
2.4%
2.8%
Peer 1
WA Adj.[2]
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
WA Unadj.
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21
Peer 22

Western Alliance Bancorporation®

Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence

1. Reflects non-GAAP financial measure; the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2025
2. Adjusted for ECR deposit costs

109

110 Deposits Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer Median Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 21.1% 20.4% 8.5% 2.9% Loans (HFI) 10-Year CAGR1,2 2025 YoY Growth1 10-Year CAGR1,2 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer Median Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 10.5% 9.3% 2.5% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer Median Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 22.0% 18.1% 6.3% 1.7% Organic deposit and loan growth has outpaced peers materially Note: Peers consist of the other major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions and the exceptions listed below. 10-year data is through December 31, 2025. Source: S&P Global Market Intelligence 1. Excludes COLB, HBAN, ONB, SSB, UMBF due to completion of M&A deals in 2025 2. Excludes FLG due to M&A activity with NYCB 2025 YoY Growth1 -11.0% Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet 16.3% 3.3% -13.0% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer Median Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17

111 PPNR per share and TBVPS growth has compounded at a leading rate Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer Median Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 27% 8% -26% 10-Year PPNR1 Per Share CAGR vs. Peers Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Data is through December 31, 2025. Source: S&P Global Market Intelligence 1. Reflects non-GAAP financial measure 18% Sustained PPNR per share growth underscores our scalable operating leverage; TBVPS growth is >2.8x that of peers Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer Median Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 22% 17% 6% -2% 10-Year TBVPS1 CAGR vs. Peers Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet

112 1. Earnings at Risk defined as pre-tax net interest income adjusted for rate-sensitive non-interest income and expense accounts, projected using simulations over a 12-month period Scenario (12 Mo. from 3/31/2026) Ramp Down 100 bps Ramp Up 100 bps Bull Flattener (1M -70bps | 10Y -130bps) Bull Steepener (1M -120bps | 10Y No Δ) Bear Steepener / Stagflation (1M No Δ | 10Y +80bps) Earnings remain resilient across modeled rate scenarios Mortgage banking and deposit costs offset rate sensitivity, stabilizing earnings Alternative Market Rate Scenarios -2.4% 3.6% -4.5% -2.4% 1.7% 1.7% 0.9% 2.1% 2.6% 0.8% NII Sensitivity Earnings-at-Risk1 Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet

Fortified Balance Sheet | Earnings Momentum | Peer Outperformance | Cycle Resilience | Compelling Valuation | Outlook

Capital provides substantial loss-absorption capacity

Internal stress testing demonstrates capital remains well above regulatory minimums even under severely-adverse scenario

Internal Stress Scenario Assumptions

- Severe global recession with heightened stress in CRE and corporate debt markets
  - CRE Price Index drops 38 percentage points
  - Baa spread widens 125 basis points
- Real GDP contracts 8.9%
- Unemployment increases to 10.3%
- Housing prices fall 40.3%
- Assumes 5.3% total loan loss rate in 2026


CET1 Capital Ratio – Stress Impact
(2.0%)
11.0%
9.0%
Q4 2025
Stressed Minimum
Total Capital Ratio – Stress Impact
(2.0%)
14.5%
12.5%
Q4 2025
Stressed Minimum

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114 Western Alliance vs. Peers: The Performance Gap is Clear Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions and the exceptions listed below. Source: S&P Global Market Intelligence 1. Reflects non-GAAP financial measure 2. Excludes COLB, HBAN, ONB, SSB, UMBF due to completion of M&A deals in 2025 3. Adjusted for ECR deposit costs Metric (FY25) WAL Peer Median2 EPS Growth +23% +16% Deposit Growth +16% +3% Loan (HFI) Growth +9% +3% PPNR1 Growth +26% +8% Fee Income Growth +25% +7% ROATCE1 15% 14% WAL Rank ✓ 6th 1st 3rd 2nd 2nd 6th Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet Non-Interest Expense (adj.)3 / Avg. Assets 1.7% 2.4% 2nd TBVPS (ex-AOCI)1 Growth +13% +7% 1st

115 Western Alliance is a compelling investment Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer Median Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 19.6x 7.7x 10.9x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer Median Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 2.5x 1.3x 0.8x 1.7x P/TBV vs. Peers P/E (NTM) vs. Peers Disconnect between strong fundamentals and discounted valuation Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions. Data includes the effects of M&A transactions for peers and have not been adjusted. Market data as of April 30, 2026. Source: S&P Global Market Intelligence

116 Western Alliance trades at a meaningful discount to its growth and returns 2027E (Consensus) ROATCE to P/TBV Regression¹ Post-GFC EPS CAGR to Post-GFC Price Performance CAGR² y = 10.88x – 0.04; R2 = 73% 0.75x 1.25x 1.75x 2.25x 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% P /T B V 2027E ROATCE Implied Today 1.3x 1.7x +26% to regression line y = 0.58x + 0.02; R2 = 71% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% P o s t- G F C P ri c e P e rf o rm a n c e C A G R Post-GFC EPS CAGR Implied Today 17.9% 20.8% Note: Peers consist of the other 22 major exchange-traded US banks with total assets between $50Bn and $300Bn as of March 31, 2026, excluding target banks of pending acquisitions and the exceptions listed below. Data includes the effects of M&A transactions for peers and have not been adjusted. Market data as of April 30, 2026. Source: S&P Global Market Intelligence 1. Regression excludes outliers BOKF and CFR 2. Post-GFC period covers 2011-2025. Regression excludes outliers FLG and RF; CFG excluded due to IPO date Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet

Fortified Balance Sheet | Earnings Momentum | Peer Outperformance | Cycle Resilience | Compelling Valuation | Outlook

Reserves reflect the low-risk profile of the portfolio

Portfolio composition, structural credit protection, and limited loss history support current reserve levels

Adjusted Total Loan ACL / Funded Loans


0.87%
+13 bps
+16 bps
+24 bps
+3 bps
1.43%
Total Loan ACL / Funded
Loans Covered by CLNs (Resi)
Remaining Residential Loans[1]
Mortgage Warehouse & MSR
Fund Banking Loans
Adj. Total ACL
Book size
$8 Bn
$6.3 Bn
$7.2 Bn
$1.3 Bn
No loss history

- Concentration in low-to-no-loss loan categories skews ACL lower relative to peers
  - ~67% of loan book is in categories with no to minimal losses since 2010
- CLN reference pool of $8Bn on residential loans provides first loss credit protection of ~5%
- De minimis consumer exposure excl. residential (auto, credit card)

Note: Data as of March 31, 2026
1. Includes EBO loans

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118 Funding costs poised to improve through deposit optimization Deposit Optimization Strategy 31% 25% 14% 15% 8% 7% Commercial Banking Mortgage Banking HOA Specialty Escrow Services Consumer Digital Corporate/Brokered Q1 2026 Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet Medium-Term Deposit Composition Change Specialty Escrow Services ∆ + 4% - 7% Commercial Banking ∆ + 2% - 4% HOA ∆ + 1% - 2% Mortgage Banking ∆ (2% - 4%) Consumer Digital ∆ (3% - 4%) Corporate/Brokered ∆ (3% - 4%)

119 2026 Outlook and Near-Term Financial Trajectory 2025 Baseline 2026 Outlook Commentary Balance Sheet Growth Loans (HFI): $58.7Bn Deposits: $77.2Bn Loans (HFI): +$6Bn Deposits: +$8Bn Strong Q1 deposit growth positions us for deposit optimization Capital (CET1) 11.0% ~11.0% Opportunistically repurchased $50 million in Q1 Net Interest Income $2.9Bn +11% - 14% Assumes no rate cuts in 2026 Tracking towards upper end of range. Variable- rate loans benefit from fewer rate cuts Non-interest Income $678MM +20% - 25% +13% to 17% ex. $51MM securities gains Strong Q1 performance from Juris Banking Non-interest Expense $2.1Bn +7% - 11% Operating Expense mitigating actions partially offset by higher variable comp. for production NIE (Ex. Deposit Costs) $1,481MM $1,600MM - $1,650MM Deposit Costs affected by fewer rate cuts & Q1 deposit outperformanceDeposit Costs $631MM $650MM - $700MM Net Charge-offs 24 bps 25 - 35 bps NCO guidance excludes resolution of 2 recent fraud-related credits Effective Tax Rate 18% ~19% Compelling Valuation OutlookCycle ResilienceEarnings Momentum Peer OutperformanceFortified Balance Sheet Q1 2026 Guidance

Fortified Balance Sheet | Earnings Momentum | Peer Outperformance | Cycle Resilience | Compelling Valuation | Outlook

Medium-Term Financial Targets

Key Medium-Term Profitability Targets

ROATCE[1]	ROAA	Adjusted Efficiency[1]
16% - 17%	1.20% - 1.30%	~ 48%

WAL's Value Proposition: A leading national commercial bank with a unique combination of sustainable high-quality growth, leading profitability and dependable earnings

1. Reflects non-GAAP financial measure

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Fortified Balance Sheet | Earnings Momentum | Peer Outperformance | Cycle Resilience | Compelling Valuation | Outlook

Disciplined and dynamic capital allocation

Capital is flexibly deployed across organic growth, dividends, and share repurchases based on market conditions, growth opportunities, and valuation


Organic Capital Growth & Accretion
Common Dividends
Share Repurchases
22%
78%
2023
20%
80%
2024
7%
19%
74%
2025

Excess capital to be deployed across key priorities

Organic Growth
- Prioritizing capital deployment towards organic growth opportunities where we see compelling risk-adjusted returns

Dividends
- Will continue to grow the dividend in line with historical precedent

Share Repurchases
- $300MM authorized in Q3 2025
  - ~$120MM repurchased since inception
  - Target CET1 ~11%

Target Total Payout Ratio of ~20% - 25%

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Fortified Balance Sheet | Earnings Momentum | Peer Outperformance | Cycle Resilience | Compelling Valuation | Outlook

Clear path to sustained 16-17% ROATCE through visible levers

ROATCE[1]


16-17%
15.3%
ROATCE Expansion
FY25
1 Lower Cost of Deposits
2 Increased Fee Income
3 Operating Leverage
4 B/S Optimization
Medium-Term Target

1 Lower Cost of Deposits

- Driven by reduced exposure to higher-cost segments
- Prioritizing Commercial Banking & Specialty Escrow deposits
- Lowering deposit mix in brokered, Consumer Digital & Mortgage Banking
- **Target NIM of 3.60% - 3.70%**

2 Increased Fee Income

- Driven by Commercial Banking, Juris Banking, and AmeriHome
- **Target 18% - 20% of revenue**

3 Positive Operating Leverage

- Revenue scales faster than expenses with lower marginal costs
- Technology to support strategic cost management
- **Target Adjusted Efficiency Ratio[2] of ~48%**

4 Balance Sheet Optimization

- Target higher Loan (HFI)-to-Deposit ratio of 77% - 80%
- Target CET1 ratio of ~11%
- **Target Total Payout Ratio of ~20% - 25%**
- **Expect $200MM - $300MM of cumulative share buybacks over medium-term**

Note: Assumes 1 rate cut in first half 2027

1. Reflects non-GAAP financial measure; the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2025
2. Reflects non-GAAP financial measure

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Fortified Balance Sheet | Earnings Momentum | Peer Outperformance | Cycle Resilience | Compelling Valuation | Outlook

Macro and regulatory tailwinds provide incremental upside opportunities

Basel 3 Endgame (Proposal)

- ✓ **~80 bps** RWA optimization expected under current proposal
- ✓ Potential reductions in MSR risk weights (currently ~250%) would support improved capital efficiency

Regulatory Tailoring

- ✓ Category IV threshold (~$100Bn) likely to increase, reducing regulatory burden
- ✓ Lower compliance costs support increased investment in technology and growth initiatives

Rate-Driven Refi Upside

- ✓ Refinancing activity drives higher warehouse utilization, balances, NII, and fee income
- ✓ ~$75Bn MSR portfolio provides embedded earnings upside as rates decline

Note: Data as of March 31, 2026

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124 Key Messages 1 Commercial banking model built to scale National platform anchored in specialized verticals drives consistent growth and top-tier returns 2 Specialty focused and product specific deposit verticals are a structural advantage Technology-enabled deposits across targeted sectors deliver durable, scalable, low-cost funding 3 Mortgage banking flywheel adds diversified earnings power AmeriHome platform enhances client acquisition, fee income, and countercyclical performance 4 Disciplined risk & credit management Prepared to cross $100Bn in 2026; specialty knowledge and expertise is a durable competitive advantage 5 Technology-enabled platform accelerates speed and efficiency Technology powers faster execution, scalable client service, and operating leverage across verticals 6 High-quality franchise with compelling valuation Fortified balance sheet, strong earnings momentum, peer leading PPNR and TBV growth, with clear path to 16% - 17% ROATCE 7 Experienced leadership team Seasoned and tested management team with a proven track record, demonstrated resilience, and expertise across economic cycles

Q & A

Ken Vecchione – President & CEO

Vishal Idnani – Chief Financial Officer

Dale Gibbons – Vice Chairman & Chief Banking Officer

Tim Bruckner – Chief Banking Officer

Josh Adler – CEO, AmeriHome

Emily Nachlas – Chief Risk Officer

Lynne Herndon – Chief Credit Officer

Sonny Sonnenstein– Chief Information Officer

Western Alliance Bancorporation®

125